Exhibit 10.4

SECUNDA INTERNATIONAL LIMITED

SENIOR SECURED FLOATING RATE NOTES DUE 2012

CREDIT AGREEMENT

CONTROL AGREEMENT

[ASSET SALE PROCEEDS ACCOUNT]

Dated as of August 26, 2004

i

EXHIBIT A:	Remittance Instruction Form

ii

This CONTROL AGREEMENT [ASSET SALE PROCEEDS ACCOUNT], dated as of August 26, 2004 (this “Agreement”), is entered into by and among Secunda International Limited (the “Company”) each of the undersigned Subsidiaries of the Company (each, a “Guarantor” and, collectively, the “Guarantors”), Wilmington Trust Company, as Depositary Agent (the “Depositary Agent”) and Wilmington Trust Company, not in its individual capacity but solely as Collateral Agent (the “Collateral Agent”) under the Collateral Agency Agreement dated as of August 26, 2004 (the “Collateral Agency Agreement”) by and among the Company and certain of its subsidiaries; Fortis Capital Corp. (the “Agent”), in its capacity as Agent for the benefit of the Lenders; Wells Fargo Bank, National Association (the “Trustee”) in its capacity as Trustee for the benefit of the Noteholders; and the Collateral Agent.

RECITALS:

Pursuant to the terms of the Initial Credit Agreement, each of the Lenders agreed to make the Facility available to the Company in accordance with and subject to the terms and conditions of the Initial Credit Agreement. As a condition to providing such Facility (as defined in the Credit Agreement), each of the Lenders has requested that each of the Company and the Guarantors enter into this Agreement and pledge the Collateral specified herein to the Collateral Agent, on behalf of the Agent and the Lenders. Pursuant to the terms of the Indenture, the Borrower issued the Notes. As a condition to the purchase of such Notes by the initial purchasers thereof, each of such initial purchasers has requested that each of the Company and the Guarantors enter into this Agreement and pledge the Collateral specified herein to the Collateral Agent, on behalf of the Trustee and the Noteholders.

The Initial Credit Agreement and Initial Purchase Agreement further require that such security interests in the Collateral identified herein be subject to the control of the Collateral Agent. This Agreement sets forth the terms on which the Collateral Agent has undertaken to accept, hold and enforce such security interests and all related rights, interests and powers as agent for, and for the benefit of, the present and future Lender and the holders of the Notes and other Secured Obligations.

The Depositary Agent has agreed to act as depositary agent and, with respect to any securities entitlements held by it pursuant to this Agreement, as securities intermediary pursuant to the terms of this Agreement.

NOW THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01. Definitions. Capitalized terms used in this Agreement that are defined in Collateral Agency Agreement or the Indenture and not otherwise defined herein shall have the meanings set forth in the Collateral Agency Agreement or the Indenture, as applicable. All capitalized terms used in this Agreement that are defined in Article 9 of the UCC, as in effect on the date of this Agreement in the State of New York, and not otherwise defined herein shall have the meanings therein set forth.

ARTICLE II

ASSET SALE PROCEEDS ACCOUNT

SECTION 2.01. Asset Sale Proceeds Account.

(a) Establishment of Asset Sale Proceeds Account. The Company hereby directs the Depositary Agent to establish and maintain at its corporate trust office an account in the name of the Company (as the entitlement holder) entitled “Asset Sale Proceeds Blocked Account Subject to the Security Interest of Wilmington Trust Company, as Collateral Agent” and numbered 067492-001 (the “Asset Sale Proceeds Account”). The Asset Sale Proceeds Account shall at all times be under the sole and exclusive control of the Collateral Agent.

(b) Deposits of Net Sale Consideration. The Collateral Agent and the Company shall, and the Company shall cause each Guarantor to, promptly deposit or cause directly to be deposited into the Asset Sale Proceeds Account all Net Sale Consideration from a Sale of Collateral (including all amounts and proceeds (including instruments) received or receivable by the Company, any Guarantor or the Collateral Agent (as loss payee or additional insured) under any insurance policy maintained by the Company or any Guarantor or any Person in respect of Collateral (the “Insurance Proceeds”) or any amounts and proceeds (including instruments) received or receivable by the Company or any Guarantor by reason of any means any compulsory transfer or taking by condemnation, eminent domain or exercise of a similar power, or transfer under threat of such compulsory transfer or taking, of any part of the Collateral, other than an immaterial portion thereof, by any agency, department, authority, commission, board, instrumentality or political subdivision of the state in which such Collateral is located, the United States or another Governmental Authority having jurisdiction (the “Eminent Domain Proceeds” and, together with the Insurance Proceeds, the “Loss Proceeds”)).

(c) Deposits of Proceeds of Additional Note Offerings. The Company shall promptly deposit or cause directly to be deposited into the Asset Sale Proceeds Account, all proceeds from any issuance of Additional Notes.

(d) Withdrawals.

(i) General Provisions Regarding Release of Net Sale Consideration and Proceeds of Additional Notes. Deposits of Net Sale Consideration from a Sale of Collateral and the proceeds of any issuance of Additional Notes (“Additional Note Proceeds”) in the Asset Sale Proceeds Account, and income therefrom, may be withdrawn only upon order of the Collateral Agent. Upon the Collateral Agent’s receipt of an Officer’s Certificate from the Company stating that (i) no Default or Event of Default has occurred and is continuing and (ii) a specified amount of the funds on deposit in the Asset Sale Proceeds Account:

(1) with respect to Additional Note Proceeds, will be used, promptly upon withdrawal from the Asset Sale Proceeds Account, to acquire additional Vessel Assets as contemplated by Section 2.02(3) of the Indenture;

(2) with respect to Net Sales Consideration, will be applied, promptly upon withdrawal from the Asset Sale Proceeds Account, to fund payments required to be made by the Company in respect of the repayment or prepayment of Credit Facility Obligations as contemplated by Section 4.10(c)(1) of the Indenture;

(3) with respect to Net Sales Consideration, will be applied, promptly upon withdrawal from the Asset Sale Proceeds Account, to fund payments which the Company elects to make in respect of the prepayment or repayment of Credit Facility Obligations or the repurchase or redemption of any Note, as contemplated by Section 4.10(c)(2) of the Indenture;

(4) with respect to Net Sales Consideration, will be used, promptly upon withdrawal from the Asset Sale Proceeds Account, to acquire Additional Assets as contemplated by Section 4.10(c)(3) of the Indenture;

(5) with respect to Net Sales Consideration, will be applied, promptly upon withdrawal from the Asset Sale Proceeds Account, to fund payments due to the Holders of Notes and the Lenders under accepted Collateral Proceeds Offers made pursuant to Section 4.10(c) of the Indenture; or

(6) with respect to Net Sales Consideration, have been offered to the Holders of Notes and the Lenders in compliance with the provisions of Section 4.10(c) of the Indenture with respect to Collateral Proceeds Offers that were not accepted and have been released from the Collateral Agent’s Liens and are required to be released to the Company pursuant to such provisions;

then, if the conditions set forth in Section 3.1 of the Collateral Agency Agreement are satisfied as evidenced by such Officer’s Certificate (including without limitation, in the case of clauses (1) and (4), the satisfaction of those conditions set forth in Section 3.1 of the Collateral Agency Agreement relating to the creation and perfection of the first-priority Lien to be granted in such acquired Additional Assets in favor of the Collateral Agent), the Collateral Agent promptly shall instruct the Depositary Agent in writing using the form attached hereto as Exhibit A, to remit such amount to the Company as directed in any remittance instruction delivered to the Collateral Agent by the Company. The Depositary Agent shall comply with such instructions.

(ii) General Provisions Regarding a Loss that is a Sale of Collateral. If there shall occur any damage, destruction, condemnation or other similar taking of Collateral or other event that would be characterized as a Sale of Collateral, any related Loss Proceeds, and related income, shall be released by the Collateral Agent to the Company upon receipt by the Collateral Agent of the Officer’s Certificate described in Section 2.01(d)(i).

(iii) General Provisions Regarding a Loss that is not a Sale of Collateral. If any Loss Proceeds result from any event that that would not be characterized as a Sale of Collateral, upon the Collateral Agent’s receipt of an Officer’s Certificate from the Company

(1) certifying that the Company has determined in its good faith judgment the Loss Proceeds for such single loss are less than $5,000,000; and

(2) stating that no Default or Event of Default has occurred and is continuing;

then, (1) such Loss Proceeds shall be released by the Collateral Agent to the written order of the Company, or (2) Collateral Agent shall endorse any check, draft or other instrument that it has in its possession with respect to Loss Proceeds from such event and deliver such check, draft or other instrument without representation, warranty, or recourse directly to the written order of the Company against a receipt of the Company acknowledging delivery of the same, or (3) if the Person that is required to pay such Loss Proceeds to the Company has not remitted such amounts to the Company or the Collateral Agent, the Collateral Agent shall instruct such Person to pay any such Loss Proceeds directly to the Company (provided that in connection with the Officer’s Certificate to be given above, the Company provides the form of authorization letter that the Company wishes the Collateral Agent to use to direct such Person to pay any Loss Proceeds directly to the Company and authorizes the Collateral Agent to deliver such authorization).

SECTION 2.02. Permitted Investments.

(a) Application of Permitted Investments. Permitted Investments, if any, purchased upon the written direction of the Company under the provisions of this Agreement shall be deemed at all times to be a part of the Asset Sale Proceeds Account from which funds were withdrawn in order to acquire the Permitted Investment and shall be deemed to constitute funds on deposit in and credited to the Asset Sale Proceeds Account, and the income or interest earned and gains realized in excess of losses suffered by the Asset Sale Proceeds Account due to the investment of funds deposited therein shall be credited and retained in the Asset Sale Proceeds Account, with net losses deducted from the Asset Sale Proceeds Account, except as otherwise expressly provided by the terms hereof.

(b) Earnings. All earnings, if any, on funds in the Asset Sale Proceeds Account maintained hereunder shall be credited to the Company for tax reporting purposes. The Depositary Agent shall provide to the Company a statement with respect to all interest earned on the Asset Sale Proceeds Account as of the close of each calendar year for which income is earned on the Asset Sale Proceeds Account. The Company shall provide the Depositary Agent with its taxpayer identification number, documented, to the extent necessary, by an appropriate executed Form W-9, upon execution of this Agreement. This form shall, to the extent necessary, be renewed as required by the Internal Revenue Service and provided to the Depositary Agent. The Depositary Agent shall be entitled to conclusively rely on an opinion of legal counsel (which may be counsel to the Company) in connection with the reporting of any earnings with respect hereto.

(c) Liquidation of Investments for Distributions. The Collateral Agent is hereby authorized to direct the Depositary Agent, in writing using the form attached hereto as Exhibit A, to liquidate or direct the liquidation of any Permitted Investment (without regard to maturity) in order to make or cause to be made any application required by any Section of this Article 2. In furtherance, and not in limitation, of any other indemnity or limitation of liability with respect to the Collateral Agent contained herein or in the Credit Agreement or any Note Document, the Collateral Agent and the Depositary Agent shall in no way be liable for any losses suffered by the Company, including losses due to early liquidation or market risk, which are a result of the Collateral Agent’s exercise of its authority under this provision. The Depositary Agent shall have no obligation to invest and reinvest any cash held in the absence of timely and specific written investment direction from the Company. The Depositary Agent shall have no liability for the selection of investments, for any loss incurred in connection with any investment or any sale, liquidation or redemption thereof.

(d) Value of Permitted Investments. Permitted Investments, if any, credited to the Asset Sale Proceeds Account shall be valued at their current market value.

SECTION 2.03. Monies Received by the Company. In the event that the Company or any Guarantor receives any cash or Cash Equivalents constituting Net Sale Consideration (including any Loss Proceeds) or other amounts required by the terms hereof to be deposited into the Asset Sale Proceeds Account, the Company shall, or shall cause such Guarantor to, hold the same in precisely the form received in trust for and on behalf of the Collateral Agent (on behalf of the Agent and the Trustee for the benefit of the holders of the Secured Obligations), segregated from other funds of the Company or such Guarantor, and without any notice or demand whatsoever, shall promptly deliver the same to the Depositary Agent for application in accordance with the terms of this Agreement. No balance in, or financial asset or other asset credited to, the Asset Sale Proceeds Account maintained hereunder shall be disbursed or transferred by the Depositary Agent, except in accordance with the provisions hereof.

SECTION 2.04. Books of Asset Sale Proceeds Account; Statements. The Depositary Agent shall maintain books of account on a cash basis and record therein all deposits into and transfers to and from the Asset Sale Proceeds Account and all investment transactions effected by the Depositary Agent pursuant to the terms hereof, and any such recordation shall constitute prima facie evidence of the information recorded. Not later than the tenth Business Day of each month or as soon as practicable thereof, but in no event later than the twentieth calendar day of each month, commencing with the first month to occur after the earliest of the receipt of Net Sale Consideration into the Asset Sale Proceeds Account in accordance with the terms hereof, the Depositary Agent shall deliver to the Company a statement setting forth the transactions in the Asset Sale Proceeds Account during the preceding month (including deposits, withdrawals and transfers from and to the Asset Sale Proceeds Account) and specifying the Net Sale Consideration, Permitted Investments and other amounts held in or credited to the Asset Sale Proceeds Account at the close of business on the last Business Day of the preceding month. In addition, the Depositary Agent shall promptly respond (during normal business hours) to written requests by the Company for information regarding deposits, investments and transfers into, in respect of the Asset Sale Proceeds Account.

ARTICLE III

SECURITY AND RELATED PROVISIONS; SECURITIES INTERMEDIARY

SECTION 3.01. Securities Asset Sale Proceeds Account.

(a) Acknowledgement. The Depositary Agent hereby agrees and confirms that the Depositary Agent has established the Asset Sale Proceeds Account as set forth and defined in this Agreement.

(b) Agreement. Each of the parties hereto agrees that:

(i) the Asset Sale Proceeds Account will be maintained, to the extent that “financial assets” (within the meaning of Section 8-102(a)(9) of the UCC, and as so defined the term financial asset is so used throughout this Agreement) are deposited therein or credited thereto, as a “securities account” (within the meaning of Section 8-501 of the UCC), and, to the extent that credit balances not constituting financial assets are credited thereto, as a “deposit account” (within the meaning of Section 9-102(a)(29) of the UCC);

(ii) the Company is an “entitlement holder” (within the meaning of Section 8-102(a)(7) of the UCC) in respect of any “financial assets” credited to the Asset Sale Proceeds Account and is the Depositary Agent’s “customer” within the meaning of Section 4-104 of the UCC to the extent the account is a deposit account;

(iii) all property (including a security, security entitlement, investment property, instrument or obligation, share, participation, interest, cash or other property whatsoever) delivered to the Depositary Agent will be promptly credited by the

Depositary Agent to the Asset Sale Proceeds Account by an appropriate entry in its records in accordance with this Agreement and shall maintain all such property to the extent permitted by applicable law, as financial assets;

(iv) all financial assets and other assets in registered form or payable to or to order and credited to the Asset Sale Proceeds Account shall be registered in the name of, payable to or to the order of, or specially endorsed to, the Depositary Agent or in blank, or credited to another securities account maintained in the name of the Depositary Agent, and in no case will any such financial asset or other asset be credited to the Asset Sale Proceeds Account at any time, if, at such time, such asset is registered in the name of, payable to or to the order of, or endorsed to, the Collateral Agent (in such capacity) or the Company, except to the extent the foregoing have been subsequently endorsed by the Collateral Agent (in such capacity) or the Company to the Depositary Agent or in blank;

(v) the Depositary Agent is acting as “securities intermediary” (within the meaning of Section 8-102(a)(14) of the UCC) with respect to the Asset Sale Proceeds Account and financial assets deposited therein or credited thereto and as a “bank” (within the meaning of Section 9-304 of the UCC) with respect to the Asset Sale Proceeds Account and credit balances not constituting financial assets credited thereto; and

(vi) the Depositary Agent shall not change the name or account number of the Asset Sale Proceeds Account without the prior consent of the Collateral Agent.

SECTION 3.02. Certain Rights and Powers in Respect of Asset Sale Proceeds Account and Funds.

(a) Rights to Asset Sale Proceeds Account. The Company shall not make, attempt to make or consent to the making of any withdrawal or transfer from the Asset Sale Proceeds Account except in strict adherence to the terms and conditions of this Agreement. The Company shall not have any rights or powers with respect to the remittance of amounts credited to, the disbursement of credited amounts out of, or the investment of credited amounts in, the Asset Sale Proceeds Account, except to have amounts credited thereto applied in accordance with this Agreement; provided, however, that the parties hereto acknowledge and agree that the foregoing provisions of this Section 3.02(a) shall not be deemed to divest the Company of its interest as an “entitlement holder” under the UCC, as provided in this Agreement.

(b) Certain Powers of the Collateral Agent and the Depositary Agent. The Collateral Agent and, where appropriate, the Depositary Agent will have the right, but not the obligation, to (i) refuse any item for credit to the Asset Sale Proceeds Account except as required by the terms of this Agreement and (ii) refuse to honor any request for transfer on the Asset Sale Proceeds Account which is not consistent with this Agreement. If the Company fails to perform any agreement contained herein and such failure to perform is continuing for a period of 30 days, the Collateral Agent may itself (but shall have no obligation to) perform, or cause the performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by the Company upon written demand. The Company hereby irrevocably appoints the Collateral Agent as the Company’s attorney-in-fact, with full authority in the place and stead of the Company, and in the name of the Company or otherwise from time to time, if an Event of Default shall have occurred and be continuing, to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including:

(i) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Asset Sale Proceeds Account or the proceeds of financial assets or other assets held therein or credited thereto;

(ii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (i) above;

(iii) to file any claims or take any action or institute any proceedings which the Collateral Agent may deem necessary or desirable for the collection of any of the Asset Sale Proceeds Account or the proceeds of financial assets or other assets held therein or credited thereto or otherwise to enforce the rights of the Collateral Agent with respect to the Asset Sale Proceeds Account or the proceeds of financial assets or other assets held therein or credited thereto, provided that, with respect to this clause (iii), such rights shall be exercised in accordance with Section 3.06; and

(iv) to perform the affirmative obligations of the Company hereunder if, and to the extent that, the Company fails to perform such obligations and such failure to perform is continuing for a period of 30 days.

The Company hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section 3.02(b) is irrevocable and coupled with an interest. The powers conferred on the Collateral Agent hereunder are solely to protect its interest (on behalf of the applicable Secured Parties) in the Asset Sale Proceeds Account and the proceeds of financial assets and other assets held therein or credited thereto and shall not impose any duty on the Collateral Agent to exercise any such powers. Except for the reasonable care of the Asset Sale Proceeds Account in its possession or under its control (as the case may be) and the accounting for moneys actually received by it hereunder, neither the Depositary Agent nor the Collateral Agent shall have any duty as to the Asset Sale Proceeds Account or the proceeds of financial assets or other assets held therein or credited thereto, or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to the Asset Sale Proceeds Account or proceeds. Each of the Depositary Agent and the Collateral Agent is required to exercise reasonable care in the custody and preservation of the Asset Sale Proceeds Account and the financial assets and other assets held therein or credited thereto in its possession or under its control (as the case may be); provided, however, that the Collateral Agent in any event shall be deemed to have exercised reasonable care in the custody and preservation of the Asset Sale Proceeds Account if it takes such action for that purpose as the Company reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of

Default, but, notwithstanding the foregoing, the failure of the Collateral Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

SECTION 3.03. Security Interest.

(a) Grant. To secure the timely payment in full in cash and performance in full of the Secured Obligations, the Company and each of the Guarantors does hereby assign, grant, hypothecate and pledge to, and grant a first priority security interest (subject to Permitted Liens) in favor of the Collateral Agent, on behalf of and for the sole and exclusive benefit of the Agent and the Trustee, on behalf of holders of the Secured Obligations, on all the estate, right, title, interest and security entitlements of the Company and each of the Guarantors, whether now owned or hereafter acquired, in the Asset Sale Proceeds Account and in all cash, cash equivalents, instruments, investments, other securities, financial assets and other assets held therein or credited thereto and all proceeds thereof, including all rights of the Company and each of the Guarantors to receive moneys due in respect of such Asset Sale Proceeds Account, all claims with respect to such Asset Sale Proceeds Account, all income or gain earned in respect of the financial assets and other assets held in or credited to such Asset Sale Proceeds Account, and all proceeds receivable or received when any financial asset or other asset held in or credited to an Asset Sale Proceeds Account is collected, exchanged or otherwise disposed of, whether voluntarily or involuntarily (collectively, the “Collateral”).

(b) Acknowledgment. The Depositary Agent hereby acknowledges the first priority security interest in, and the pledge by the Company and the Guarantor to the Collateral Agent for the benefit of the holders of the Secured Obligations of all of the Company’s and the Guarantors’ assets held in or credited to the Asset Sale Proceeds Account and all proceeds thereof, and will so indicate on the records maintained by the Depositary Agent with respect to the Asset Sale Proceeds Account. The Depositary Agent agrees to hold all such assets for the purposes of, and on the terms set forth in, this Agreement.

(c) Other Liens; Adverse Claim.

(i) The Company and each of the Guarantors represents and warrants that:

(A) it has not assigned any of its rights under the Asset Sale Proceeds Account;

(B) it has not executed and is not aware of any effective financing statement, security agreement, control agreement or other instrument similar in effect covering all or any part of the Asset Sale Proceeds Account except in favor of the Collateral Agent; and

(C) it has full power and authority to grant a security interest in and assign its right, title and interest in the Asset Sale Proceeds Account and all financial assets and other assets held therein or credited thereto and all proceeds thereof hereunder.

(ii) The Company and each of the Guarantors represents, warrants and covenants that it has not granted, and shall not grant, to any Person other than the Collateral Agent any interest in Asset Sale Proceeds Account and that it has kept, and shall keep, the Asset Sale Proceeds Account free from all Liens other than Permitted Liens.

(iii) The Depositary Agent represents and warrants that it has no actual knowledge (without having conducted an independent investigation or inquiry) of any Lien on the Asset Sale Proceeds Account other than the claims and interest of the parties hereto as provided herein. In the event that the Depositary Agent has or subsequently obtains by agreement, operation of law or otherwise a security interest in the Asset Sale Proceeds Account or any financial asset or other asset credited thereto, the Depositary Agent hereby agrees that such security interest shall be subordinate to the security interest of the Collateral Agent for the benefit of the holders of the Secured Obligations.

(iv) Each of the Collateral Agent and the Depositary Agent represents and warrants that it has no written notice (without having conducted an independent investigation or inquiry) of any adverse claim to the financial assets or other assets deposited in or credited to the Asset Sale Proceeds Account or to security entitlements with respect thereto.

(v) The financial assets and other assets credited to the Asset Sale Proceeds Account shall not be subject to deduction, set-off, banker’s lien, or any other right in favor of any Person other than the Collateral Agent.

SECTION 3.04. Duties and Certain Rights of Depositary Agent.

(a) General. The duties of the Depositary Agent shall be determined solely by the express provisions of this Agreement and by applicable law and no duties, implied covenants or obligations shall be read into this Agreement against the Depositary Agent as depositary agent, securities intermediary and bank.

(b) Acceptance of Appointment. The Depositary Agent hereby agrees to act as depositary agent and securities intermediary with respect to the Asset Sale Proceeds Account and pursuant to this Agreement. The other parties hereto hereby acknowledge that the Depositary Agent shall act as depositary agent, securities intermediary and bank with respect to the Asset Sale Proceeds Account and pursuant to this Agreement.

(c) Financial Assets Election. The Depositary Agent hereby agrees that each item of property (including a security, security entitlement, investment property, instrument or obligation, share or participation) credited to the Asset Sale Proceeds Account shall be treated as a financial asset under Article 8 of the UCC and at any time deposited in the Asset Sale Proceeds Account, and interest accrued or paid thereon.

(d) Negative Pledge. Subject to the terms of this Agreement, the Depositary Agent hereby agrees that it shall not grant any Lien in the financial assets and other assets that it is obligated to maintain under this Agreement.

(e) Entitlement Orders, Instructions. If at any time the Depositary Agent shall receive any entitlement order, instruction or any other order from the Collateral Agent directing the transfer or redemption of any financial asset or other asset relating to the Asset Sale Proceeds Account, or directing the disposition of any funds in the Asset Sale Proceeds Account, the Depositary Agent shall comply with such entitlement order, instruction or other order without further consent by the Company or any other Person. The parties hereto agree that until the Depositary Agent’s obligations under this Agreement shall terminate in accordance with the terms hereof, the Collateral Agent shall have control of each of the Company’s security entitlements with respect to the financial assets and other assets credited to the Asset Sale Proceeds Account; provided, however, that the Company, as the entitlement holder with respect to the financial assets credited to the Asset Sale Proceeds Account and the Person for whom the Asset Sale Proceeds Account are maintained, is entitled, subject to Section 2.02 and the other provisions of this Agreement, to make substitutions for the security entitlements with respect to the financial assets credited to the Asset Sale Proceeds Account. The Depositary Agent hereby represents that it has not entered into, and agrees that, until the termination of this Agreement and the other Term Loan Documents or Note Documents in accordance their terms, it will not enter into, any agreement with any other Person in respect such Asset Sale Proceeds Account pursuant to which it would agree to comply with entitlement orders made by such Person.

(f) Degree of Care. The Depositary Agent shall exercise due care in accordance with reasonable commercial standards in administering the Asset Sale Proceeds Account, accounting for assets credited to the Asset Sale Proceeds Account and performing its duties as a bank with respect to the Asset Sale Proceeds Account, and to the extent that any “investment property” is on deposit, accounting for financial assets and other assets credited to the Asset Sale Proceeds Account and performing its duties as securities intermediary with respect to the Asset Sale Proceeds Account and, in each case, such assets deposited therein or credited thereto and the credit balances credited thereto under this Agreement.

(g) Action Upon Notices; Exercise of Judgment. The Depositary Agent shall be permitted to conclusively rely and act upon any notice, entitlement order, instruction, request, waiver, consent, receipt or other paper or document whether in its original or facsimile form reasonably believed by the Depositary Agent to be signed by the Collateral Agent, the Company or any other authorized Person. The Depositary Agent shall not be liable for any error of judgment or for any act done or step taken or omitted by it in good faith or for any mistake of fact or law or for anything which the Depositary Agent may do or refrain from doing in connection herewith, except its own gross negligence or willful misconduct. The Depositary Agent shall have duties only to the Collateral Agent (on behalf of the holders of the Secured Obligations).

(h) Indemnification and Liability. In consideration of the appointment of Depositary Agent, each of the Company and the Guarantors agree jointly and severally:

(i) to defend, indemnify, pay and hold harmless, the Depositary Agent and each of its Affiliates and each and all of the directors, officers, partners, trustees, employees, attorneys and agents thereof, and (in each case) their respective heirs, representatives, successors and assigns (each of the foregoing, an “Indemnified Person”) from and against any and all Indemnified Liabilities; and

(ii) to reimburse each Indemnified Person for all its expenses, including reasonable fees and expenses of counsel and court costs incurred by reason of any position or action taken by the Indemnified Person pursuant to this Agreement or in connection with any action brought to interpret or enforce the provisions of this Agreement or any part thereof;

except, with respect to each of clauses (i) and (ii), to the extent that any such claim, loss, liability, damage, cost or expense is determined by a court of competent jurisdiction in a final non-appealable judgment to have been caused by the Indemnified Person’s gross negligence or willful misconduct. The parties hereto hereby agree that no Indemnified Person shall be liable to such parties for any actions taken by any Indemnified Person pursuant to and in compliance with the terms hereof except in respect of any liability or expenses incurred by the Indemnified Person arising from its gross negligence or willful misconduct. Any Indemnified Person may consult with legal counsel of its selection in connection with this Agreement or the Indemnified Person’s duties hereunder, and the Indemnified Person shall incur no liability and shall be fully protected in acting in accordance with the opinion and advice of such counsel.

The obligations of the Company and the Guarantors under this Section shall survive the termination of this Agreement and the earlier resignation or removal of the Depositary Agent.

(i) Court Orders. The Depositary Agent is hereby authorized, in its exclusive discretion, to obey and comply with all writs, orders, judgments or decrees issued by any court or administrative agency affecting the Asset Sale Proceeds Account or any financial asset credited to the Asset Sale Proceeds Account. The Depositary Agent shall not be liable to any of the parties hereto, their successors or assigns by reason of the Depositary Agent’s compliance with such writs, orders, judgments or decrees, notwithstanding that such writ, order, judgment or decree may later be reversed, modified, set aside or vacated.

(j) Resignation and Termination.

The Depositary Agent may at any time resign by giving notice to each other party to this Agreement, such resignation to be effective upon the appointment of a successor Depositary Agent as provided below. So long as no Event of Default shall have occurred and be continuing, the Company may remove the Depositary Agent at any time by giving notice to each other party to this Agreement, such removal to be effective upon the appointment of a successor Depositary Agent as provided below.

In the event of any removal of the Depositary Agent pursuant to the terms of the preceding paragraph, a successor Depositary Agent, which shall be a bank or trust company organized under the laws of the United States of America or of the State of New York capable of acting as a “securities intermediary” (within the meaning of Section 8-102(a)(14) of the UCC) and a “bank” (within the meaning of Section 9-102(a)(8) of the UCC), having a corporate trust office in New York, New York and a capital and surplus of not less than $250,000,000, shall be appointed by the Company, and such appointment shall not be unreasonably delayed. If a successor Depositary Agent shall not have been appointed and accepted its appointment as Depositary Agent within 45 days after such notice of removal of the Depositary Agent, the Depositary Agent, the Collateral Agent or the Company may apply to any court of competent jurisdiction at the expense of the Company to appoint a successor Depositary Agent to act until such time, if any, as a successor Depositary Agent shall have accepted its appointment as provided above. Any such successor Depositary Agent shall deliver to each party to this Agreement a written instrument accepting such appointment and thereupon:

(i) the Company or the Collateral Agent shall deliver an entitlement order, instruction or any other order to the predecessor Depositary Agent directing it to transfer to the successor Depositary Agent all balances deposited in and all financial assets and other assets credited to, the Asset Sale Proceeds Account;

(ii) the successor Depositary Agent shall establish and maintain at its New York office the Asset Sale Proceeds Account and deposit in and credit to the Asset Sale Proceeds Account all financial assets and other assets from the Asset Sale Proceeds Account maintained by the predecessor Depositary Agent transferred by the predecessor Depositary Agent to the successor Depositary Agent; and

(iii) the successor Depositary Agent shall succeed to all the rights and duties of the Depositary Agent under this Agreement and under applicable law.

In the event of any resignation of the Depositary Agent, a successor Depositary Agent, which shall be a bank or trust company organized under the laws of the United States of America or of any state thereof capable of acting as a “securities intermediary” (within the meaning of Section 8-102(a)(14) of the UCC) and a “bank” (within the meaning of Section 9-102(a)(8) of the UCC) and having a capital and surplus of not less than $250,000,000, shall be appointed by the Collateral Agent upon agreement by the Company, and such agreement shall not be unreasonably withheld or delayed. Any such successor Depositary Agent shall deliver to each party to this Agreement a written instrument accepting such appointment and thereupon:

(i) the Company or the Collateral Agent shall deliver an entitlement order, instruction or any other order to the predecessor Depositary Agent directing it to transfer to the Collateral Agent all balances deposited in and all financial assets credited to, the Asset Sale Proceeds Account;

(ii) the successor Depositary Agent shall establish and maintain at its New York office the Asset Sale Proceeds Account and deposit in and credit to the Asset

Sale Proceeds Account all financial assets and other assets from the Asset Sale Proceeds Account maintained by the predecessor Depositary Agent transferred by the predecessor Depositary Agent to the successor Depositary Agent; and

(iii) the successor Depositary Agent, unless the Collateral Agent is acting in such capacity, shall succeed to all the rights and duties of the Depositary Agent under this Agreement and under applicable law.

In the event that a successor Depositary Agent is not appointed within 30 Business Days after such notice of resignation of the Depositary Agent, the resigning Depositary Agent may, at the expense of the Company, petition a court of competent jurisdiction for appointment of successor.

In the event of the resignation or termination of the Depositary Agent, the Depositary Agent shall be entitled to its fees and expenses in accordance with the terms hereof up to the time such resignation becomes effective in accordance with this Section 3.04(j).

(k) General.

(i) No provision of this Agreement shall require the Depositary Agent to expend or risk its own funds or otherwise incur any liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

(ii) All written directions and instructions (which may be provided by facsimile transmission) by the Company or the Collateral Agent to the Depositary Agent pursuant to this Agreement shall be executed by an authorized signatory of the Company or the Collateral Agent, as applicable.

(iii) The Depositary Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, or any other evidence of indebtedness or other paper or document.

(iv) The Depositary Agent shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement.

(v) The Depositary Agent shall not be deemed to have notice of any Default or Event of Default unless written notice thereof is received by the Depositary Agent.

(vi) The Depositary Agent shall be under no obligation to notify the Collateral Agent of any Event of Default or any other event except for those events for which this Agreement specifically provides that such notice is required.

(vii) If any checks, drafts or other items deposited in the Asset Sale Proceeds Account are returned or unpaid or otherwise dishonored, the Depositary Agent shall have the right to charge any and all such returned or dishonored items against the Asset Sale Proceeds Account or to demand reimbursement therefor directly from the Company.

(viii) In no event shall the Depositary Agent be liable for losses or delays resulting from computer malfunction, interruption of communication facilities, labor difficulties, in each case, that are beyond the Depositary Agent’s reasonable control or other causes beyond the Depositary Agent’s reasonable control or for indirect, special or consequential damages (including, but not limited to, lost profits)

(ix) In the absence of bad faith on the part of the Depositary Agent, the Depositary Agent may conclusively rely, as to the truth of statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Depositary Agent which conform to the requirements of this Agreement or the Security Documents.

(x) Whenever in the administration of the provisions of this Agreement or the Security Documents the Depositary Agent shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken, such matter may, in the absence of gross negligence or bad faith on the part of the Depositary Agent, be deemed to be conclusively proved and established by an Officer’s Certificate or an Opinion of Counsel, which shall be full warrant to the Depositary Agent for any action taken, suffered or omitted by it under the provisions of this Agreement or the Security Documents upon the faith thereof.

(xi) The Depositary Agent shall be under no obligation to exercise any of the rights vested in it by this Agreement or the Security Documents or to enforce any remedy or realize upon any of the Collateral unless it has been offered security or indemnity satisfactory to it against the costs, expenses and liabilities (including fees and expenses of its agents and counsel) that might be incurred by it in compliance with such request or direction.

(xii) The Depositary Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through agents, attorneys, custodians or nominees appointed with due care, and shall not be responsible for any misconduct or negligence on the part of any agent, attorney, custodian or nominee so appointed.

(xiii) Any corporation into which the Depositary Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Depositary Agent shall be a party, or any corporation succeeding to the business of the Depositary Agent shall be successor of the Depositary Agent hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

(xiv) In the event the Collateral Agent receives proceeds of the disposition of any Collateral in circumstances in which the terms of the Security Documents do not direct the Collateral Agent as to the application of such proceeds, the Collateral Agent may request that the Trustee and the Administrative Agent instruct the Collateral Agent as to the proper application of such proceeds. If the Collateral Agent receives such instructions from the Trustee and the Administrative Agent, the Collateral Agent shall act on such instructions without regard to any contradictory instructions from any other Person; provided that so long as no Event of Default of which a Responsible Officer of the Collateral Agent has actual knowledge has occurred and is continuing, the Collateral Agent shall not act on such instructions from the Trustee and the Administrative Agent unless it has also obtained the consent thereto from the Company. Prior to the receipt of such instructions and, if required as aforesaid such consent thereto contemplated by the terms of this Section 3.04(k)(xiv), the Collateral Agent shall deposit the applicable proceeds in the Asset Sale Proceeds Account. Neither the Trustee nor the Administrative Agent shall give instructions to the Collateral Agent to make payment to any holder of a Note or any to Lender under the Indenture or Credit Agreement, respectively, except to pay such amounts as are then immediately due and payable to such Person under such agreement.

SECTION 3.05. Remedies. If an Event of Default shall have occurred and be continuing:

(i) the Collateral Agent may exercise in respect of the Asset Sale Proceeds Account in accordance with the terms of the Collateral Agency Agreement, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC at that time and consistent with the provisions of the Credit Agreement or the Note Documents, including the right to proceed to protect and enforce the rights vested in it by this Agreement, to sell, liquidate or otherwise dispose of the Asset Sale Proceeds Account, and to cause the Asset Sale Proceeds Account to be sold, liquidated or otherwise disposed of; and

(ii) the proceeds of any financial assets and other assets credited to or held in the Asset Sale Proceeds Account and all cash proceeds received by the Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Asset Sale Proceeds Account may, then or at any time thereafter, be applied (after payment of any amounts payable to the Depositary Agent pursuant to the terms hereof) in whole or in part by the Collateral Agent against all or any part of the Secured Obligations of the Company in accordance with Section 2.6 of the Collateral Agency Agreement.

No right, power or remedy herein conferred upon or reserved to the Collateral Agent is intended to be exclusive of any other right, power or remedy and every such right, power and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right, power and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder or otherwise shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. Resort to any or all security now or hereafter held by the Collateral Agent may be taken concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken nonjudicial proceedings, or both.

ARTICLE IV

TERMINATION OF AGREEMENT

SECTION 4.01. Secured Obligations. When each of the Credit Agreement and the Indenture has expired or has otherwise terminated and all Secured Obligations have been paid in full, all commitments thereunder have terminated, all right, title and interest of the Collateral Agent in the Asset Sale Proceeds Account shall be released in accordance with the terms of the Collateral Agency Agreement. At such time, the Collateral Agent shall notify the Depositary Agent in writing using the form attached hereto as Exhibit A to, and upon such notification the Depositary Agent shall, pay any amounts (including Permitted Investments) then remaining in the applicable Asset Sale Proceeds Account to the Company. No termination of any interest of a Secured Party hereunder shall affect the rights of any other Secured Party hereunder.

SECTION 4.02. Rights and Obligations of Collateral Agent and Depositary Agent. The rights and powers granted herein to the Collateral Agent have been granted in order, among other things, to perfect its security interests in the Asset Sale Proceeds Account, are powers coupled with an interest, and will neither be affected by the bankruptcy of the Company nor by the lapse of time. Except as otherwise provided herein, the obligations of the Depositary Agent hereunder shall continue in effect until the security interests of the Collateral Agent in the Asset Sale Proceeds Account have been terminated pursuant to the terms of this Agreement, the other Term Loan Documents and Note Documents and the Collateral Agent has notified the Depositary Agent of such termination in writing.

ARTICLE V

MISCELLANEOUS

SECTION 5.01. Notices. Any communications, including notices and instructions, between the parties hereto or notices provided herein to be given may be given to the following addresses:

If to the Collateral Agent:	Wilmington Trust Company Attention: Corporate Trust 1100 North Market Street Rodney Square North Wilmington, DE 19890 Phone: 302-636-6453 Fax: 302-636-4145

If to the Company or any Guarantor:	Secunda International Limited One Canal Street Dartmouth Nova Scotia B2Y 241 Canada Attention: Phone: Fax:

If to the Depositary Agent:	Wilmington Trust Company Attention: Corporate Trust 1100 North Market Street Rodney Square North Wilmington, DE 19890 Phone: 302-636-6453 Fax: 302-636-4145

Each notice hereunder shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that no notice to either the Collateral Agent or the Depositary Agent shall be effective until received by such agent. Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by giving of 30 days’ notice to the other parties in the manner set forth hereinabove.

SECTION 5.02. Benefit of Agreement. Nothing in this Agreement, expressed or implied, shall give or be construed to give to any Person other than the parties hereto, the holders of the Secured Obligations, any legal or equitable right, remedy or claim under this Agreement, or under any covenants and provisions of this Agreement, each such covenant and provision being for the sole benefit of the parties hereto and the Secured Parties.

SECTION 5.03. No Waiver; Remedies Cumulative. No failure or delay on the part of the Collateral Agent or the Depositary Agent in the exercise of any power, right or privilege hereunder or under any other Transaction Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. The rights, powers and remedies given to the Collateral Agent and the Depositary Agent hereby are cumulative and shall be in addition to and independent of all rights, powers and remedies existing by virtue of any statute or rule of law or in any of the Transaction Documents. Any forbearance or failure to exercise, and any delay in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

SECTION 5.04. Severability. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 5.05. Amendments. This Agreement may not be amended, modified or supplemented, except in a writing signed by each of the parties hereto and in accordance with the Collateral Agency Agreement.

SECTION 5.06. Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

SECTION 5.07. Governing Law. This Agreement, including all matters of construction, validity, performance and the creation, validity, enforcement or priority of the lien of, and security interests created by, this Agreement in or upon the Asset Sale Proceeds Account shall be governed by the laws of the State of New York, without reference to conflicts of law (other than Section 5-1401 of the New York General Obligations Law), except as required by mandatory provisions of law and except to the extent that the validity or perfection of the lien and security interest hereunder, or remedies hereunder, in respect of the Asset Sale Proceeds Account are governed by the laws of a jurisdiction other than the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, the jurisdiction of the Depositary Agent as securities intermediary (under Section 8-110(e) of the UCC) and as bank (under Section 9-304(b) of the UCC) with respect to the Asset Sale Proceeds Account is the State of New York.

SECTION 5.08. CONSENT TO JURISDICTION. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY HERETO ARISING OUT OF OR RELATING HERETO OR ANY OTHER TERM LOAN DOCUMENT OR NOTE DOCUMENT, OR ANY OF THE OBLIGATIONS, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH

PARTY HERETO, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (B) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY WITHOUT LIMITATION BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE OBLIGOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 5.01 OR AS PROVIDED IN SECTION 7.13 OF THE COLLATERAL AGENCY AGREEMENT; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE OBLIGOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES AGENTS AND SECURED PARTIES RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY OBLIGOR IN THE COURTS OF ANY OTHER JURISDICTION.

SECTION 5.09. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER TERM LOAN DOCUMENTS OR NOTE DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS CONTROL AGREEMENT OR THE LENDER/COMPANY RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER TERM LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

SECTION 5.10. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, provided that (a) the Company may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Collateral Agent (which consent may be withheld in its sole discretion) and (b) the Depositary Agent may only assign or otherwise transfer any of its rights or obligations hereunder in accordance with the terms of this Agreement.

SECTION 5.11. Entire Agreement. This Agreement and any agreement, document or instrument attached hereto or referred to herein among the parties hereto integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral negotiations and prior writings in respect of the subject matter hereof. In the event of any conflict between the terms, conditions and provisions of this Agreement and any such agreement, document or instrument, the terms, conditions and provisions of this Agreement shall prevail.

SECTION 5.12. Survival of Agreements. The provisions regarding the payment of expenses and indemnification obligations, including Section 3.04(h) and the provisions set forth in Sections 3.04(j) and 5.14, and in the event that the Depositary Agent resigns in accordance with Section 3.04(j)(iii) or 3.04(j)(iv), Article 2 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the expiration or termination of the Credit Agreement or the Indenture, the payment in full of all Secured Obligations, the termination of any commitments thereunder, or the termination of this Agreement or any provision hereof.

SECTION 5.13. Further Information. The Depositary Agent shall promptly provide the Collateral Agent and the Company with any information reasonably requested by the Collateral Agent or the Company concerning balances in the Asset Sale Proceeds Account and payments from the Asset Sale Proceeds Account.

SECTION 5.14. Additional Depositary Agent Provisions. The Depositary Agent may engage or be interested in any financial or other transactions with any party to this Agreement and may act on, or as depositary, trustee or agent for, any committee or body of holders of obligations of such Persons as freely as if it were not the Depositary Agent hereunder. The Depositary Agent shall not be obligated to take any action which in its reasonable judgment would involve it in expense or liability unless it has been furnished with an indemnity satisfactory to it. The Depositary Agent shall act as a Bank that maintains a Depositary Account and a Securities Intermediary that maintains a security account, and shall not be responsible or liable in any manner for soliciting any funds or for the sufficiency, correctness, genuineness or validity of any funds or securities deposited with or held by it in any other capacity, except in the case of its gross negligence or willful misconduct. The Depositary Agent shall be fully protected in acting or refraining from acting upon any written notice, certificate, instruction, request or other paper or document, (whether in its original or facsimile form) as to the due execution thereof and the validity and effectiveness of the provisions thereof and as to the truth of any information contained therein, which the Depositary Agent in good faith believes to be genuine. The Depositary Agent shall not be liable for any error of judgment or for any act done or step taken or omitted except in the case of its gross negligence or willful misconduct. In the event of any dispute as to the construction or interpretation of any provision of this Agreement, the Depositary Agent may consult with counsel of its own selection and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken suffered or omitted by it hereunder in good faith and reliance thereon.

SECTION 5.15. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. The delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 5.16. Effectiveness. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by the Company, the Depositary Agent and the Collateral Agent of written or telephonic notification of such execution and authorization of delivery thereof.

SECTION 5.17. Collateral Agent’s Obligations. The performance by the Collateral Agent of its obligations under this Agreement and the exercise of its rights hereunder is subject in all respects to the provisions of the Collateral Agency Agreement. The Collateral Agent shall be entitled to all of the rights, protections, immunities and indemnities set forth in the Collateral Agency Agreement as if specifically set forth herein.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized, intending to be legally bound, have caused this Depositary Agreement to be duly executed and delivered as of the date first above written.

SECUNDA INTERNATIONAL LIMITED

By:	/s/ Alfred A. Smithers
Name: Alfred A. Smithers
Title: President

3013563 NOVA SCOTIA LIMITED

By:	/s/ Alfred A. Smithers
Name: Alfred A. Smithers
Title: President

SECUNDA MARINE INTERNATIONAL INCORPORATED

By:	/s/ Alfred A. Smithers
Name: Alfred A. Smithers
Title: President

SECUNDA MARINE SERVICES LIMITED

By:	/s/ Alfred A. Smithers
Name: Alfred A. Smithers
Title: President

SECUNDA GLOBAL MARINE INC.

By:	/s/ Alfred A. Smithers
Name: Alfred A. Smithers
Title: Director and Authorized Person

[Control Agreement Signature Page]

JDM SHIPPING INC.

By:	/s/ Alfred A. Smithers
Name: Alfred A. Smithers
Title: Director and Authorized Person

INTERNATIONAL SHIPPING CORPORATION INC.

By:	/s/ Alfred A. Smithers
Name: Alfred A. Smithers
Title: Director and Authorized Person

SECUNDA GLOBAL INTERNATIONAL INC.

By:	/s/ Alfred A. Smithers
Name: Alfred A. Smithers
Title: Director and Authorized Person

NAVIS SHIPPING INCORPORATED

By:	/s/ Alfred A. Smithers
Name: Alfred A. Smithers
Title: President

SECUNDA ATLANTIC INCORPORATED

By:	/s/ Alfred A. Smithers
Name: Alfred A. Smithers
Title: President

SECUNDA MARINE ATLANTIC LIMITED

By:	/s/ Alfred A. Smithers
Name: Alfred A. Smithers
Title: President

OFFSHORE LOGISTICS INCORPORATED

By:	/s/ Alfred A. Smithers
Name: Alfred A. Smithers
Title: President

WILMINGTON TRUST COMPANY, as the Collateral Agent

By:	/s/ James J. McGinley
Name: James J. McGinley
Title: Authorized Signer

WILMINGTON TRUST COMPANY, as Depositary Agent

By:	/s/ James J. McGinley
Name: James J. McGinley
Title: Authorized Signer

EXHIBIT A

Date:

Wilmington Trust Company

Attention: Corporate Trust

1100 North Market Street

Rodney Square North

Wilmington, DE 19890

Phone: 302-636-6453

Fax: 302-636-4145

Re:	Control Agreement dated August , 2004;

Asset Sale Proceeds Account

Ladies and Gentlemen:

Reference is made to the Control Agreement dated August     , 2004 (the “Agreement”; capitalized terms used herein shall have the meanings assigned thereto in the Agreement) among Secunda International Limited and certain of its subsidiaries, Wilmington Trust Company, as Collateral Agent (in such capacity the “Collateral Agent”), Wilmington Trust Company, as Depositary Agent (in such capacity the “Depositary Agent”). This letter constitutes an instruction under the Agreement.

You are hereby instructed and authorized to remit:		Written $ Amount US
		Numeric $ Amount	$
Via wire transfer to:	Account #:	_________________ ABA #_______________________________________________________________
Account Name:
Attention:
From the Asset Sale Proceeds Account #			Maintained at Wilmington Trust Company

The undersigned represents and warrants to Wilmington Trust Company that the undersigned is an authorized signatory of Collateral Agent.

COLLATERAL AGENT

By:
Name:
Title: